Pension and Retirement Allowance Plans (Weighted-average Assumptions Used to Determine Benefit Obligations) (Details)	Mar. 31, 2011 Domestic Plans [Member]	Mar. 31, 2010 Domestic Plans [Member]	Mar. 31, 2011 Foreign Plans [Member]	Mar. 31, 2010 Foreign Plans [Member]
Discount rate	2.00%	2.10%	5.60%	6.20%
Rate of compensation increase	3.30%	6.50%	2.00%	3.50%